UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2025

Bluerock Homes Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-41322	87-4211187
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

919 Third Avenue, 40th Floor

New York, NY 10022

(Address of principal executive offices)

(212) 843-1601

(Registrant’s telephone number, including area code)

None.

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	BHM	NYSE American

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Acquisition of Skytop Property

On September 29, 2025, Bluerock Homes Trust, Inc., a Maryland corporation (the “Company”), through BHM DST Acquisitions, LLC, a wholly owned subsidiary of the Company’s operating partnership, Bluerock Residential Holdings, L.P., a Delaware limited partnership (the “Operating Partnership”), entered into an Assignment of Purchase and Sale Contract (the “PSA”) with BHM Skytop Investment Co, LLC, a Delaware limited liability company, and wholly owned subsidiary of the Operating Partnership (“BR Skytop Depositor”), who further assigned the PSA to BR Skytop Multifamily, DST, a Delaware statutory trust and a wholly owned subsidiary of the Operating Partnership (“BR Skytop DST”), pursuant to which the Company, through its subsidiaries, assigned to BR Skytop DST the right to acquire, through a membership purchase interest agreement, the membership interests in BHM Skytop TH, LLC, a Delaware limited liability company (the “TH Entity”), which holds the fee simple interest in a 361-unit residential community known as Skytop Apartments, located in Cincinnati, Ohio (the “Skytop Property”), from Wood Stone V Holdings Skytop LLC and Wood Stone VI Skytop Holdings LLC, (collectively, the “Skytop Seller”), an unaffiliated seller.

On September 29, 2025, the Company, through BR Skytop Depositor, closed on the acquisition of the TH Entity for a total purchase price of $88.5 million, subject to certain prorations and adjustments typical in a real estate transaction.

The sale was based on arm’s length negotiations with the unaffiliated Skytop Seller. In evaluating the Skytop Property as a potential investment, a variety of factors were considered, including overall valuation of net rental income, expected capital expenditures, submarket demographics, community features and amenities, location, price per unit and occupancy.

Financing for the Acquisition of Skytop Property

The acquisition of the Skytop Property was funded with (i) approximately $13.0 million of gross equity from the Company (inclusive of certain transaction costs, operating expenses, and operating and lender reserves), (ii) a senior loan held by Fannie Mae, to BR Skytop DST, in the principal amount of approximately $57.5 million (the “Skytop Senior Loan”), and (iii) borrowings of approximately $22.0 million through the Company’s existing credit facility with KeyBank National Association (the “KeyBank Credit Facility”). The Skytop Senior Loan is secured by the Skytop Property, bears interest at a fixed rate of 4.98% per annum with interest-only payments during the term of the loan, and matures on October 1, 2035. The KeyBank Credit Facility bears interest per annum, at the Company’s option, at SOFR (Daily Simple or Term) plus 3.60% or the base rate plus 2.50%, and matures one year from the date of funding, subject to certain minimum paydowns, and timing of such paydowns, pursuant to the terms of the KeyBank Credit Facility.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

In accordance with Rule 3-14 and Article 11 of Regulation S-X, the Company hereby files the following financial statements and pro forma financial information related to the acquisition of the Skytop Property.

(a)

Financial Statements of Real Estate Acquired

Skytop Apartments

Independent Auditor’s Report

Statements of Revenues and Certain Operating Expenses for the year ended December 31, 2024 and the six months ended June 30, 2025

Notes to Statements of Revenues and Certain Operating Expenses

(b)

Pro Forma Financial Information

Bluerock Homes Trust, Inc.

Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2025 (unaudited)

Notes to Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2025 (unaudited)

Pro Forma Condensed Consolidated Statement of Operations and Comprehensive Income for the six months ended June 30, 2025 (unaudited)

Notes to Pro Forma Condensed Consolidated Statement of Operations and Comprehensive Income for the six months ended June 30, 2025 (unaudited)

Pro Forma Condensed Consolidated Statement of Operations and Comprehensive Income for the year ended December 31, 2024 (unaudited)

Notes to Pro Forma Condensed Consolidated Statement of Operations and Comprehensive Income for the year ended December 31, 2024 (unaudited)

Statements in this Current Report on Form 8-K, including intentions, beliefs, expectations or projections relating to items such as the long-term performance of the Company’s portfolio are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on current expectations and assumptions with respect to, among other things, future economic, competitive and market conditions, and future business decisions that may prove incorrect or inaccurate. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the risks described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the SEC on March 20, 2025 and its other filings with the SEC.

(c)	Exhibit No.	Description

	23.1	Consent of Plante Moran, PC

Independent Auditor’s Report

To the Board of Directors and Stockholders

Bluerock Homes Trust, Inc.

Opinion

We have audited the accompanying statements of revenues and certain operating expenses (the "Statements") of Skytop Apartments (the "Property") for the year ended December 31, 2024 and the related notes to the Statements.

In our opinion, the accompanying Statements present fairly, in all material respects, the revenue and certain operating expenses of the Property described in Note 2 of the Statements for the year ended December 31, 2024 in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (“GAAS”). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statements section of our report. We are required to be independent of the Property and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Emphasis of Matter – Purpose of the Presentation

We draw attention to Note 2 to the Statements, which describes that the Statements have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Bluerock Homes Trust, Inc. and is not intended to be a complete presentation of the Property's revenue and expenses. Our opinion is not modified with respect to this matter.

Responsibilities of Management for the Statements

Management is responsible for the preparation and fair presentation of the Statements in accordance with accounting principles generally accepted in the United States of America and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibilities for the Audit of the Statements

Our objectives are to obtain reasonable assurance about whether the Statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor's report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and, therefore, is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the Statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•	Identify and assess the risks of material misstatement of the statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the Statements.

•	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property's internal control. Accordingly, no such opinion is expressed.

•	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the Statements.

•	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Property's ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Plante Moran, PC

East Lansing, Michigan

October 3, 2025

SKYTOP APARTMENTS

STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES

(In thousands)

	Year Ended December 31, 2024	(Unaudited) Six Months Ended June 30, 2025
Revenues
Rental and other property revenues	$4,098	$3,762
Total revenues	4,098	3,762

Certain Operating Expenses
Property operating expenses	1,971	1,988
Total certain operating expenses	1,971	1,988

Revenues in Excess of Certain Operating Expenses	$2,127	$1,774

See accompanying notes to statements of revenues and certain operating expenses

SKYTOP APARTMENTS

NOTES TO STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES

Note 1 – Business

On September 29, 2025, Bluerock Homes Trust, Inc. (the “Company”), through BHM Skytop Investment Co, LLC, a wholly owned subsidiary of the Company’s operating partnership, Bluerock Residential Holdings, L.P. (the “Operating Partnership”), and pursuant to a Purchase and Sale Agreement, closed on the acquisition of BHM Skytop TH, LLC (the “TH Entity”), which holds the fee simple interest in Skytop Apartments (the “Property”), from Wood Stone V Holdings Skytop LLC and Wood Stone VI Skytop Holdings LLC, both unaffiliated third party sellers. The Company, through its subsidiaries, assigned to BR Skytop Multifamily, DST, a Delaware statutory trust and an indirect, wholly owned subsidiary of the Operating Partnership, the right to acquire the membership interests in the TH Entity.

Note 2 – Basis of Presentation

The accompanying statements of revenues and certain operating expenses have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the United States Securities and Exchange Commission promulgated under the Securities Act of 1933, as amended. Accordingly, the statements are not representative of the actual operations for the periods presented as revenues, and certain operating expenses, which may not be directly attributable to the revenues and expenses expected to be incurred in the future operations of the Property, have been excluded.

Property Occupancy

The Company considers a property stabilized upon attainment of 90.0% physical occupancy. The Property did not achieve 90.0% occupancy until the second quarter of 2025. As such, revenue and certain operating expense amounts presented in the statement of revenues and certain operating expenses for the year ended December 31, 2024 reflect the Property’s historical results of operations under lease-up, whereas revenue and certain operating expense amounts presented for the six months ended June 30, 2025 reflect the Property’s historical results of operations under lease-up and upon stabilization.

Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reporting and disclosure of revenues and certain expenses during the reporting period to present the statement of revenues and certain operating expenses. Actual results could differ from those estimates.

Note 3 – Revenues

The Property is located in Cincinnati, Ohio and is a 361-unit residential community with units rented to tenants under various lease agreements that are generally one year in length. All leases are accounted for as operating leases. The Property recognizes rental revenue on a straight-line basis over the terms of the rental agreements and in accordance with ASC Topic 842 Leases. Rental revenue is recognized on an accrual basis and when the collectability of the amounts due from tenants is deemed probable. Rental revenue is included within rental and other property revenues on the Property’s statements of revenues and certain operating expenses.

Tenant reimbursements for common area maintenance and other recoverable expenses, such as pet, administrative, application and other fees, are recognized when the services are provided and the performance obligations are satisfied. Tenant reimbursements are included within rental and other property revenues on the Property’s statements of revenues and certain operating expenses.

Note 4 – Certain Operating Expenses

Certain operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Property operating expenses include administrative, repairs and maintenance, marketing, payroll, utilities, taxes, and insurance. Expenses such as depreciation, amortization, and interest are excluded.

Note 5 – Commitments and Contingencies

The Property is subject to various legal actions and claims arising in the ordinary course of business. Although the outcome of any legal matter cannot be predicted with certainty, management does not believe that any of these legal proceedings or matters will have a material adverse effect on the financial position or results of operations or liquidity of the Property.

Note 6 – Subsequent Events

The Property evaluated subsequent events through October 3, 2025, the date the financial statements were available to be issued.

BLUEROCK HOMES TRUST, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS INFORMATION

The following unaudited pro forma condensed consolidated financial statements of Bluerock Homes Trust, Inc. (together with its consolidated subsidiaries, the “Company,” “we,” “our” or “us”) should be read in conjunction with our historical audited consolidated financial statements as of and for the year ended December 31, 2024, and as of and for the six months ended June 30, 2025 (unaudited), and the related notes thereto.

The unaudited pro forma condensed consolidated balance sheet as of June 30, 2025, and the unaudited pro forma condensed consolidated statement of operations and comprehensive income for the six months ended June 30, 2025, and the year ended December 31, 2024, have been prepared to provide pro forma financial information with regard to the Company’s acquisition of Skytop Apartments (the “Property”) on September 29, 2025, which the Company expects to consolidate.

The pro forma condensed consolidated balance sheet at June 30, 2025 assumes that the Company’s acquisition of the Property occurred on June 30, 2025.

The pro forma condensed consolidated statements of operations and comprehensive income assume the Company’s acquisition of the Property occurred on January 1, 2024.

Our pro forma financial information is not necessarily indicative of what our actual financial position and results of operations would have been as of the date and for the periods indicated, nor does it purport to represent our future financial position or results of operations.

All completed acquisitions are accounted for as asset acquisitions. The purchase price was allocated to the acquired assets and assumed liabilities based on their estimated fair values at the date of acquisition.

These unaudited pro forma condensed consolidated financial statements are prepared for informational purposes only. In management’s opinion, all material adjustments necessary to reflect the effects of the transaction referred to above have been made. Our unaudited pro forma condensed consolidated financial statements are based on assumptions and estimates considered appropriate by the Company’s management. However, they are not necessarily indicative of what our consolidated financial condition or results of operations would have been assuming the transaction referred to above had occurred as of the dates indicated, nor do they purport to represent our consolidated financial position or results of operations for future periods.

BLUEROCK HOMES TRUST, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF JUNE 30, 2025

(In thousands, except share and per share amounts)

		Pro Forma Adjustments
	Bluerock Homes Trust, Inc. Historical (a)	Skytop Apartments (b)	Pro Forma Total
ASSETS
Net real estate investments
Land	$107,460	$8,344	$115,804
Buildings and improvements	632,733	73,692	706,425
Furniture, fixtures and equipment	23,176	2,206	25,382
Construction in process	5,148	—	5,148
Total gross operating real estate investments	768,517	84,242	852,759
Accumulated depreciation	(53,768)	—	(53,768)
Total net operating real estate investments	714,749	84,242	798,991
Operating real estate held for sale, net	12,303	—	12,303
Total net real estate investments	727,052	84,242	811,294
Cash and cash equivalents	127,602	(13,710)	113,892
Restricted cash	17,499	—	17,499
Notes and accrued interest receivable, net	—	—	—
Investment in unconsolidated real estate fund	25,000	—	25,000
Accounts receivable, prepaids and other assets, net	30,055	5,534	35,589
Preferred equity investments, net	62,357	—	62,357
In-place lease intangible assets, net	669	1,675	2,344
Due from affiliates	883		883
Non-real estate assets associated with operating real estate held for sale	62	—	62
TOTAL ASSETS	$991,179	$77,741	$1,068,920

LIABILITIES AND EQUITY
Mortgages payable	$338,616	$55,741	$394,357
Revolving credit facilities	—	22,000	22,000
Accounts payable	775	—	775
Other accrued liabilities	22,066	—	22,066
Due to affiliates	7,642	—	7,642
Distributions payable	2,425	—	2,425
Liabilities associated with operating real estate held for sale	170	—	170
Total Liabilities	371,694	77,741	449,435
6.0% Series A Redeemable Preferred Stock, liquidation preference $25.00 per share, 30,000,000 shares authorized; 5,815,552 shares issued and outstanding at June 30, 2025	129,581	—	129,581
Equity
Stockholders’ Equity
Preferred stock, $0.01 par value, 220,000,000 shares authorized; no shares issued and outstanding at June 30, 2025	—	—	—
Common stock - Class A, $0.01 par value, 562,500,000 shares authorized; 4,062,668 shares issued and outstanding at June 30, 2025, historical and pro forma	41	—	41
Common stock - Class C, $0.01 par value, 187,500,000 shares authorized; 8,489 shares issued and outstanding at June 30, 2025, historical and pro forma	—	—	—
Additional paid-in-capital	120,081	—	120,081
Cumulative earnings in excess of distributions	14,692	—	14,692
Accumulated other comprehensive income	495	—	495
Total Stockholders’ Equity	135,309	—	135,309
Noncontrolling Interests
Operating partnership units	303,607	—	303,607
Partially owned properties	50,988	—	50,988
Total Noncontrolling Interests	354,595	—	354,595
Total Equity	489,904	—	489,904
TOTAL LIABILITIES AND EQUITY	$991,179	$77,741	$1,068,920

See Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet

BLUEROCK HOMES TRUST, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF JUNE 30, 2025

(a)	Historical consolidated financial information derived from the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2025.

(b)	The acquisition of a 100% ownership interest in the Property for a purchase price of $88.5 million, which the Company consolidated on its balance sheet. The Company recorded the following associated with the acquisition of the Property: (i) $3.0 million of capitalized acquisition costs, of which $2.2 million is an acquisition fee payable to BR Skytop DST Manager, LLC, which is a related party of the Company, (ii) a $57.5 million senior loan, and (iii) borrowings of $22.0 million through the Company’s existing credit facility with KeyBank National Association (the “KeyBank Credit Facility”). The carrying value of the senior loan includes approximately ($1.8) million of deferred financing costs related to the acquisition.

BLUEROCK HOMES TRUST, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME

FOR THE SIX MONTHS ENDED JUNE 30, 2025

(In thousands, except share and per share amounts)

		Pro Forma Adjustments
	Bluerock Homes Trust, Inc. Historical (a)	Skytop Apartments (b)		Pro Forma Total
Revenues
Rental and other property revenues	$32,617	$3,762		$36,379
Interest income from loan investments	598	—		598
Total revenues	33,215	3,762		36,977

Expenses
Property operating	15,829	1,988		17,817
Property management and asset management fees	2,661	183	(c)	2,844
General and administrative	5,722	—		5,722
Management fees to related party	5,146	—		5,146
Acquisition and other transaction costs	211	—		211
Weather-related losses, net	45	—		45
Depreciation and amortization	14,681	1,618	(d)	16,299
Total expenses	44,295	3,789		48,084

Other (expense) income
Other expense, net	(74)	—		(74)
Income from preferred equity investments	5,416	—		5,416
Recovery of credit losses, net	104	—		104
Gain on sale and impairment of real estate investments, net	1,561	—		1,561
Gain on sale of available-for-sale investments, net	1,450	—		1,450
Loss on extinguishment of debt costs	(9)	—		(9)
Interest expense, net	(11,838)	(1,537	)(e)	(13,375)
Interest income	2,286	—		2,286
Total other expense	(1,104)	(1,537)		(2,641)
Loss before income taxes	(12,184)	(1,564)		(13,748)
Income tax expense	(972)	—		(972)
Net loss	(13,156)	(1,564)		(14,720)
Preferred stock dividends	(4,264)	—		(4,264)
Preferred stock accretion	(1,796)	—		(1,796)
Net loss attributable to noncontrolling interests
Operating partnership units	11,228	1,081		12,309
Partially owned properties	2,975	—		2,975
Net loss attributable to noncontrolling interests	14,203	1,081		15,284
Net loss attributable to common stockholders	$(5,013)	$(483)		$(5,496)

Loss per common share (f)
Net loss per common share – Basic	$(1.33)			$(1.45)
Net loss per common share – Diluted	$(1.33)			$(1.45)

Weighted average basic common shares outstanding	3,880,354			3,880,354
Weighted average diluted common shares outstanding	3,880,354			3,880,354

Other comprehensive income
Unrealized gain on available-for-sale investments, net	$2,136	$—		$2,136
Less unrealized gain attributable to Operating partnership units	(1,477)	—		(1,477)
Other comprehensive income attributable to common stockholders	659	—		659
Comprehensive loss attributable to noncontrolling interests	12,726	1,081		13,807
Comprehensive loss attributable to common stockholders	$(4,354)	$(483)		$(4,837)

See Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations and Comprehensive Income

BLUEROCK HOMES TRUST, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

FOR THE SIX MONTHS ENDED JUNE 30, 2025

(a)	Historical consolidated financial information derived from the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2025.

(b)

Represents adjustments to the Company’s historical operations to give effect to the purchase of the Property on September 29, 2025 as if the Property had been acquired on January 1, 2024. The Company considers a property stabilized upon attainment of 90.0% physical occupancy. The Property achieved 90.0% occupancy in the second quarter of 2025; as such, adjustments were made using the Property’s historical operations under both lease-up and stabilization. Pro forma adjustments to the Company’s historical results for the six months ended June 30, 2025 include adjustments to the following: property management and asset management fees, depreciation and amortization, interest expense, and the operating partnership units’ interest.

The property’s actual results of operations (historical operations for the six months ended June 30, 2025) for rental and other property revenues and property operating expenses reflect the Property’s actual results of operations under both lease-up and stabilization and have not been adjusted.

(c)	Represents property management and asset management fees estimated to have been incurred for the Property. Property management fees shall be calculated at the greater of (i) 2.50% of monthly property revenues, and (ii) $8,500 per month. The Company calculated the property management fees at 2.50% of monthly property revenues. Asset management fees are calculated at 0.20% per annum of the $88.5 million purchase price, prorated for the six months ended June 30, 2025, which is due to BR Skytop DST Manager, LLC for providing management and supervisory services in connection with the Property. BR Skytop DST Manager, LLC is a related party of the Company, but it is not within the Company’s control and is not consolidated in the Company’s financial statements.

(d)	Represents depreciation and amortization expense adjustment to historical results for the six months ended June 30, 2025 based on the allocation of the purchase price. Depreciation expense is calculated using the straight-line method over the asset’s estimated useful life as follows: 30-40 years for the building, 5-15 years for building and land improvements, and 3-8 years for furniture, fixtures and equipment. Amortization expense relates to the Company’s identifiable intangible assets and consists of the value of in-place leases and a real estate tax abatement. The Company’s intangible assets are amortized using the straight-line method, with in-place leases amortized over the remaining non-cancelable term of the respective leases, which is on average six months, and the real estate tax abatement amortized over its remaining life of 159 months.

(e)	Represents interest expense for the Property acquisition estimated to have been incurred on the $57.5 million senior loan, which bears interest at a fixed rate of 4.98% and matures in October 2035. Interest expense is calculated as if the senior loan was entered into on January 1, 2024. Interest expense also includes deferred financing costs which are recognized at acquisition and amortized using the straight-line method over the remaining life of the senior loan. Interest expense does not include any amounts related to borrowings through the KeyBank Credit Facility as borrowings are assumed to have been made on January 1, 2024 and repaid in full one year from the date of funding due to certain minimum paydown requirements, and timing of such paydowns, pursuant to the terms of the KeyBank Credit Facility. The mortgage balance assumed in the pro forma balance sheet is presented at fair value less unamortized deferred financing costs.

(f)	Earnings per share is calculated in accordance with Accounting Standards Codification 260 – “Earnings per Share.” The historical earnings per share amounts are the amounts reported in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2025.

BLUEROCK HOMES TRUST, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME

FOR THE YEAR ENDED DECEMBER 31, 2024

(In thousands, except share and per share amounts)

		Pro Forma Adjustments
	Bluerock Homes Trust, Inc. Historical (a)	Skytop Apartments (b)		Pro Forma Total
Revenues
Rental and other property revenues	$48,584	$4,098		$52,682
Interest income from loan investments	1,630	—		1,630
Total revenues	50,214	4,098		54,312

Expenses
Property operating	24,144	1,971		26,115
Property management and asset management fees	4,715	279	(c)	4,994
General and administrative	10,592	—		10,592
Management fees to related party	9,111	—		9,111
Acquisition and other transaction costs	255	—		255
Weather-related losses, net	170	—		170
Depreciation and amortization	19,940	4,912	(d)	24,852
Total expenses	68,927	7,162		76,089

Other income (expense)
Other income, net	330	—		330
Income from preferred equity investments	11,937	—		11,937
Recovery of credit losses, net	93	—		93
Gain on sale and impairment of real estate investments, net	7,081	—		7,081
Loss on extinguishment of debt costs	(151)	—		(151)
Interest expense, net	(18,092)	(4,031	)(e)	(22,123)
Interest income	5,424	—		5,424
Total other income (expense)	6,622	(4,031)		2,591
Net loss	(12,091)	(7,095)		(19,186)
Preferred stock dividends	(4,022)	—		(4,022)
Preferred stock accretion	(244)	—		(244)
Net loss attributable to noncontrolling interests
Operating partnership units	9,232	4,858		14,090
Partially owned properties	2,891	—		2,891
Net loss attributable to noncontrolling interests	12,123	4,858		16,981
Net loss attributable to common stockholders	$(4,234)	$(2,237)		$(6,471)

Loss per common share (f)
Net loss per common share – Basic	$(1.10)			$(1.68)
Net loss per common share – Diluted	$(1.10)			$(1.68)

Weighted average basic common shares outstanding	3,856,162			3,856,162
Weighted average diluted common shares outstanding	3,856,162			3,856,162

Other comprehensive loss
Unrealized loss on available for sale investments	$(527)	$—		$(527)
Less unrealized loss attributable to Operating partnership units	363	—		363
Other comprehensive loss attributable to common stockholders	(164)	—		(164)
Comprehensive loss attributable to noncontrolling interests	12,486	4,858		17,344
Comprehensive loss attributable to common stockholders	$(4,398)	$(2,237)		$(6,635)

See Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations and Comprehensive Income

BLUEROCK HOMES TRUST, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

FOR THE YEAR ENDED DECEMBER 31, 2024

(a)	Historical consolidated financial information derived from the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

(b)

Represents adjustments to the Company’s historical operations to give effect to the purchase of the Property on September 29, 2025 as if the Property had been acquired on January 1, 2024. The Company considers a property stabilized upon attainment of 90.0% physical occupancy. As the Property did not achieve 90.0% occupancy as of December 31, 2024, adjustments were made using the Property’s historical operations under lease-up. Pro forma adjustments to the Company’s historical results for the year ended December 31, 2024 include adjustments to the following: property management and asset management fees, depreciation and amortization, interest expense, and the operating partnership units’ interest.

The property’s actual results of operations (historical operations for the year ended December 31, 2024) for rental and other property revenues and property operating expenses reflect the Property’s actual results of operations under lease-up and have not been adjusted.

(c)	Represents property management and asset management fees estimated to have been incurred for the Property. Property management fees shall be calculated at the greater of (i) 2.50% of monthly property revenues, and (ii) $8,500 per month. The Company calculated the property management fees at 2.50% of monthly property revenues. Asset management fees are calculated at 0.20% per annum of the $88.5 million purchase price, which is due to BR Skytop DST Manager, LLC for providing management and supervisory services in connection with the Property. BR Skytop DST Manager, LLC is a related party of the Company, but it is not within the Company’s control and is not consolidated in the Company’s financial statements.

(d)	Represents depreciation and amortization expense adjustment to historical results for the year ended December 31, 2024 based on the allocation of the purchase price. Depreciation expense is calculated using the straight-line method over the asset’s estimated useful life as follows: 30-40 years for the building, 5-15 years for building and land improvements, and 3-8 years for furniture, fixtures and equipment. Amortization expense relates to the Company’s identifiable intangible assets and consists of the value of in-place leases and a real estate tax abatement. The Company’s intangible assets are amortized using the straight-line method, with in-place leases amortized over the remaining non-cancelable term of the respective leases, which is on average six months, and the real estate tax abatement amortized over its remaining life of 159 months.

(e)	Represents interest expense for the Property acquisition estimated to have been incurred on (i) the $57.5 million senior loan, which bears interest at a fixed rate of 4.98% and matures in October 2035, and (ii) the borrowings of $22.0 million through the KeyBank Credit Facility, which bears interest per annum, at the Company’s option, at SOFR (Daily Simple or Term) plus 3.60% or the base rate plus 2.50%, and matures one-year from the date of funding, subject to certain minimum paydowns, and timing of such paydowns, pursuant to the terms of the KeyBank Credit Facility. Interest expense is calculated as if the senior loan was entered into, and borrowings through the KeyBank Credit Facility were made, on January 1, 2024. Interest expense also includes deferred financing costs which are recognized at acquisition and amortized using the straight-line method over the remaining life of the senior loan. The senior loan balance assumed in the pro forma balance sheet is presented at fair value less unamortized deferred financing costs.

(f)	Earnings per share is calculated in accordance with Accounting Standards Codification 260 – “Earnings per Share.” The historical earnings per share amounts are the amounts reported in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024. Unvested share-based payment awards that contain nonforfeitable rights to dividends are participating securities and are included in the computation of earnings per share.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLUEROCK HOMES TRUST, INC.

DATE: October 3, 2025	By:	/s/ Christopher J. Vohs
Christopher J. Vohs
Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Exhibit

23.1	Consent of Plante Moran, PC